Inventory	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Inventory
5. Inventory
Inventory consisted of the following as of September 30, 2021 and December 31, 2020 (in thousands):

	September 30,	December 31,
	2021	2020
Raw material	$6,738	$4,225
Work-in-process	5,778	—
Finished goods	7,865	9,475

Total inventory	20,381	13,700
Inventory reserve	(7,901)	(7,843)

Total inventory, net of reserve	$12,480	$5,857

4. Inventory
Inventory consisted of the following as of December 31, 2020 and 2019 (in thousands):

	December 31,
	2020	2019
Raw material	$4,225	$94
Work-in-process	—	4,664
Finished goods	1,632	2,203

Total	$5,857	$6,961

As of December 31, 2020, the Company recorded a reserve for inventory obsolescence of $7.8 million, with a corresponding charge to cost of product sales. The charge was estimated based on an analysis of the remaining shelf life of the Company’s inventory at the time that inventory is forecasted to be sold.